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                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm and to the use of our report dated February 18, 1999, included in or made a part of the Prospectus of The Alliance Group, Inc. which is made a part of the Registration Statement on Form SB-2 (No. 333-__________) of The Alliance Group, Inc.


                                             /s/ Hunter, Atkins & Russell, PLC


Oklahoma City, Oklahoma
April 8, 1999